AETNA VARIABLE PORTFOLIOS, INC.

                                   PROSPECTUS

                                     CLASS S

                                  JULY 16, 2001

                 AETNA VALUE OPPORTUNITY VP (Value Opportunity)
              AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap)
                AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap)
              AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap)


The Securities and Exchange Commission has not approved nor disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

This Prospectus is for investors purchasing or considering purchase of Class S shares of the Fund.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

THE PORTFOLIOS' INVESTMENTS.................................................  1

PORTFOLIO EXPENSES.......................................................... 10

OTHER CONSIDERATIONS........................................................ 11

MANAGEMENT OF THE PORTFOLIOS................................................ 12

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS.......................... 13

TAX INFORMATION............................................................. 14

ADDITIONAL INFORMATION...................................................... 14

THE PORTFOLIOS' INVESTMENTS


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

   o Aetna Variable Portfolios, Inc. (Fund) consists of multiple portfolios (Portfolios). Below is a description of each Portfolio's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Portfolio, and the PRINCIPAL RISKS associated with investing in each Portfolio.

   o A performance BAR CHART is provided for each Portfolio. The bar chart shows changes in the Portfolio's performance from year to year. The fluctuation in returns illustrates each Portfolio's performance volatility. The chart is accompanied by the Portfolio's best and worst quarterly returns throughout the years presented in the bar chart.

   o A TABLE for each Portfolio shows its average annual total return. The table gives some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad-based securities market index. Each index is a widely recognized, unmanaged index of securities. A Portfolio's past performance is not necessarily an indication of how it will perform in the future.

   o The performance numbers appearing in the bar charts and tables for each Portfolio do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

   o Additional information about the Portfolios' investment strategies and risks is included on page 11.

   o Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Portfolios.

SHARES OF THE PORTFOLIOS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM. THERE IS NO GUARANTY THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. INVESTMENTS IN THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Portfolios and the interests of qualified plans investing in the Portfolios might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Fund for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.

                                               Aetna Variable Portfolios, Inc. 1

AETNA VALUE OPPORTUNITY VP (VALUE OPPORTUNITY)

Investment Objective. Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Principal Investment Strategies. Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

Principal Risks. The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

2 Aetna Variable Products, Inc.

Investment Performance

AETNA VALUE OPPORTUNITY VP

                                    YEARS ENDED DECEMBER 31,
YEAR-BY-YEAR TOTAL RETURN*        1997    1998    1999    2000
--------------------------------------------------------------
[graphic omitted]
         50%                     39.36%  22.39%  19.58%  10.19%

         40%

         30%

         20%

         10%

          0%

[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 30.76%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 16.64%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR    SINCE INCEPTION   INCEPTION DATE

Class R*                          10.19%         22.78%          12/13/96
S&P 500 Index**                   -9.11%         17.44%          12/13/96

The performance table and bar chart provide an indication of the historical risk of an investment in Value Opportunity. All figures assume reinvestment of dividends and distributions.

* The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

                                                 Aetna Variable Products, Inc. 3

AETNA INDEX PLUS LARGE CAP VP (INDEX PLUS LARGE CAP)

Investment Objective. Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by S&P.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap approximately 400 of the stocks included in the S&P 500. Although the Portfolio will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

Principal Risks. The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

4 Aetna Variable Products, Inc.

Investment Performance

AETNA INDEX PLUS LARGE CAP VP


                                    YEARS ENDED DECEMBER 31,
YEAR-BY-YEAR TOTAL RETURN*        1997    1998    1999    2000
--------------------------------------------------------------
[graphic omitted]
         50%                     33.89%  31.60%  24.30%  -9.41%

         40%

         30%

         20%

         10%

          0%

        -10%

[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 22.83%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 9.71%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR    SINCE INCEPTION   INCEPTION DATE

Class R*                          -9.41%         19.86%          9/16/96
S&P 500 Index**                   -9.11%         18.12%          9/16/96


The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Large Cap. All figures assume reinvestment of dividends and distributions.

 * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
** The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

                                                 Aetna Variable Products, Inc. 5

AETNA INDEX PLUS MID CAP VP (INDEX PLUS MID CAP)

Investment Objective. Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by S&P.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

Principal Risks. The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

6 Aetna Variable Products, Inc.

Investment Performance

AETNA INDEX PLUS MID CAP VP


                                    YEARS ENDED DECEMBER 31,
YEAR-BY-YEAR TOTAL RETURN*          1998      1999      2000
--------------------------------------------------------------
[graphic omitted]
         40%                       24.30%    15.81%    19.91%

         30%

         20%

         10%

          0%


[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 29.17%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 12.18%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR    SINCE INCEPTION   INCEPTION DATE

Class R*                          19.91%         21.01%          12/16/97
S&P MidCap 400 Index*             17.51%         18.33%          12/16/97


The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Mid Cap. All figures assume reinvestment of dividends and distributions.

* The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
** The S&P MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion.

                                                 Aetna Variable Products, Inc. 7

AETNA INDEX PLUS SMALL CAP VP (INDEX PLUS SMALL CAP)

Investment Objective. Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by S&P.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

Principal Risks. The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

    o Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

    o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

    o When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

    o Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

8 Aetna Variable Products, Inc.

Investment Performance

AETNA INDEX PLUS SMALL CAP VP


                                    YEARS ENDED DECEMBER 31,
YEAR-BY-YEAR TOTAL RETURN*          1998      1999      2000
--------------------------------------------------------------
[graphic omitted]
         15%                       -1.35%    10.79%     9.82%

         10%

          5%

          0%

         -5%


[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 17.61%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 19.74%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR    SINCE INCEPTION   INCEPTION DATE

Class R*                           9.82%          7.68%          12/19/97
S&P SmallCap 600 Index**          11.80%          8.77%          12/19/97


The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Small Cap. All figures assume reinvestment of dividends and distributions.

* The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
** The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted market value of $903 million.

                                                 Aetna Variable Products, Inc. 9

PORTFOLIO EXPENSES

The following table describes Portfolio expenses. Shareholder fees are paid directly by shareholders. Annual Portfolio Operating Expenses are deducted from Portfolio assets every year, and are thus paid indirectly by all shareholders. Shareholders who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply.

                                       SHAREHOLDER FEES
                           (fees paid directly from your investment)

                    Maximum Sales Charge       Maximum Deferred Sales Charge
                 (Load) on Purchases (as a       (Load) (as a percentage
               percentage of purchase price)   of gross redemption proceeds)

All Portfolios                    None                     None

                               ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                         (expenses that are deducted from Portfolio assets)

                                   Distribution               Total       Fee Waiver/
                        Management    (12b-1)     Other     Operating       Expense        Net
                           Fee         Fees      Expenses    Expenses    Reimbursement   Expenses

Value Opportunity(2)      0.60%        0.25%       0.15%       1.00%         0.00%        1.00%
Index Plus Large Cap(2)   0.35%        0.25%       0.09%       0.69%         0.00%        0.69%
Index Plus Mid Cap(3)     0.40%        0.25%       0.22%       0.87%         0.02%        0.85%
Index Plus Small Cap(3)   0.40%        0.25%       0.46%       1.11%         0.26%        0.85%

(1) Because Class S shares are new, the expenses shown above are based on expenses incurred by Class R shareholders for the year ended December 31, 2000, adjusted for differences in the distribution (12b-1) fee applicable to Class S.
(2) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for these Portfolios for the period ended December 31, 2000 were at or below contractual limits.
(3) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Portfolios' total operating expenses do not exceed the percentage reflected under Net Expenses.

10 Aetna Variable Products, Inc.

EXAMPLE

The following example is designed to help you compare the costs of investing in the Portfolios with the costs of investing in other mutual funds. Using the annual portfolio operating expense percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                       1 YEAR     3 YEARS

                Value Opportunity       $102       $318
                Index Plus Large Cap      70        221
                Index Plus Mid Cap*       87        276
                Index Plus Small Cap*     87        328

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001. Therefore, all figures reflect a waiver/reimbursement for the first year of each period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described above, the Portfolios may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options. Each Portfolio may enter into futures contracts and use options. The Portfolios primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).

    o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

    o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for a Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Defensive Investing. In response to unfavorable market conditions, Value Opportunity make temporary investments that are not consistent with its principal investment objective and policies. In that event, Value Opportunity may not achieve its investment objective.

Portfolio Turnover. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended December 31, 2000, Value Opportunity and Index Plus Mid Cap had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Portfolio's transaction costs.

                                                Aetna Variable Products, Inc. 11

MANAGEMENT OF THE PORTFOLIOS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Portfolios. Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

o Listed below are the aggregate advisory fees paid by each Portfolio for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement, if applicable. See the Annual Portfolio Operating Expenses table for the advisory fee (Management Fee) Aeltus was entitled to receive.

                              Aggregate Advisory Fees as a Percentage of Average
Portfolio Name                   Net Assets for Year Ended December 31, 2000
--------------                   -------------------------------------------

Value Opportunity                                0.60%
Index Plus Large Cap                             0.35%
Index Plus Mid Cap                               0.38%
Index Plus Small Cap                             0.14%


Portfolio Management. The following discusses who is primarily responsible for the day-to-day management of the Portfolios.

Value Opportunity. Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since May 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.

Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap. Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Geoffrey A. Brod, Hugh T. M. Whelan and Douglas Cote.

Mr. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in September 1996 and has served as co-manager of Index Plus Mid Cap and Index Plus Small Cap since each Portfolio's inception in February 1998. Mr. Brod has over 30 years of experience in quantitative applications and has over 13 years of experience in equity investments with Aeltus.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap since May 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since May 2001. Mr. Cote has been serving as a quantitative analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

12 Aetna Variable Products, Inc.

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Portfolios, and any fees that may apply.

Class S shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Distribution Plan, Aeltus Capital, Inc.
(ACI), the Fund's principal underwriter, is paid an annual distribution fee at the rate of 0.25% of the average daily net assets of the Class S shares of the Portfolios. The distribution fee may be used to cover expenses incurred in promoting the sale of Class S shares. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Because these fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Orders for the purchase or redemption of Portfolio shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. Shares of the Portfolios are offered to insurance company separate accounts that fund annuity and life insurance contracts and to certain tax-qualified retirement plans. The insurance company has been designated an agent of the Portfolios for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by a Portfolio, provided that the Portfolio receives notice of the orders by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.

Net Asset Value. The NAV of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term debt securities maturing in 60 days or less are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the Portfolio's value may change even though Portfolio shareholders may not be permitted to sell or redeem Portfolio shares.

Business Hours. The Portfolios are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Each Portfolio may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with a Portfolio's investment objective.

The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

The Portfolios are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Portfolios reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

                                                Aetna Variable Products, Inc. 13

TAX INFORMATION

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from a Portfolio to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.

Dividends and Distribution. Dividends and capital gains distributions, if any, are paid on an annual basis usually in June. To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Portfolio on a per share basis. As a result, at the time of payment, the share price of the Portfolio will be reduced by the amount of the payment.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about each Portfolio.

You may request free of charge the current SAI or other information about the Portfolios, by calling 1-800-262-3862 or writing to:

                     Aetna Variable Portfolios, Inc.
                         151 Farmington Avenue
                    Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Portfolios. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Portfolios, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-7651

14 Aetna Variable Products, Inc.